UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2024

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	URG (NYSE American) URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Ur-Energy Inc. (“Ur-Energy” or the “Company”) held its Annual and Special Meeting of Shareholders (the “Meeting”) on June 6, 2024. At the Meeting, three proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 23, 2024. As of April 9, 2024, the record date for the Meeting, a total of 281,626,324 shares of common stock, no par value (“Common Shares”), were outstanding and entitled to vote. In total, 159,944,589 Common Shares were present in person or represented by proxy at the Meeting, which represented 56.79% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there were 37,845,432 broker non-votes.

Nominee	Votes For	%	Votes Against	%
John W. Cash	121,505,871	99.51	593,287	0.49
Rob Chang	120,432,400	98.63	1,666,757	1.37
Elmer W. Dyke	121,262,586	99.31	836,572	0.69
Gary C. Huber	100,200,596	82.06	21,898,562	17.94
Thomas H. Parker	117,512,304	96.24	4,586,854	3.76
John Paul Pressey	121,230,121	99.29	869,036	0.71
Kathy E. Walker	121,124,980	99.20	974,178	0.80

As previously reported on our Current Report on Form 8-K filed on April 9, 2024, the Board authorized a temporary increase to the size of the Board from seven to nine members effective April 8, 2024. Upon adjournment of the Meeting, the size of the Board is reduced to back to seven members upon the retirement of Dr. James M. Franklin and Mr. W. William Boberg, each of whom chose to not stand for re-election.

Proposal No. 2 – Reappointment of PricewaterhouseCoopers LLP as our independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors.

For	Withheld
155,314,156	4,630,433

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 37,845,432 broker non-votes on Proposal No. 3.

For	Against
117,422,592	4,676,565

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel

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